UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2024, MasterCraft Boat Holdings, Inc. (the “Company”) entered into the Fourth Amendment to the Credit Agreement (the “Fourth Amendment”) with JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”), and the other lenders party thereto. The Fourth Amendment amends certain provisions of the Company’s Credit Agreement dated June 28, 2021 as amended by (i) the First Amendment to the Credit Agreement dated September 30, 2021, (ii) the Second Amendment to the Credit Agreement dated August 31, 2022, and (iii) the Third Amendment to the Credit Agreement dated October 4, 2023.

The Fourth Amendment, among other things, (i) provides consents and waivers, by the Administrative Agent, to covenant restrictions as related to the sale and transfer of assets of Aviara Boats, LLC., and (ii) provides waivers to the covenant ratios for certain future periods. The Credit Agreement provides the Company with a $100 million revolving credit facility.

The foregoing description of the of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

10.1	Fourth Amendment to the Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date:	October 3, 2024	By:	/s/ TIMOTHY M. OXLEY
Timothy M. Oxley Chief Financial Officer, Treasurer and Secretary